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EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Consorteum Holdings, Inc. (hereinafter the "Company") hereby certifies to such officer's knowledge that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or "filed" for any purpose whatsoever.


Date: May 24, 2010                              /s/ Craig A. Fielding
------------------------                       ---------------------------------
                                               Name: Craig A. Fielding
                                               Title: Chief Executive Officer